Exhibit 99.1

PAVmed Provides Business Update and
Third Quarter 2022 Financial Results

EsoGuard test volume shows steady sequential growth
Veris Cancer Care Platform poised for commercial launch

Conference call and webcast to be held today at 4:30 PM EDT

NEW YORK, November 15, 2022 (BUSINESS WIRE) —PAVmed Inc. (Nasdaq: PAVM, PAVMZ) (the “Company” or “PAVmed”), a diversified commercial-stage medical technology company, operating in the medical device, diagnostics, and digital health sectors, today provided a business update for the Company and its subsidiaries, Lucid Diagnostics Inc. (Nasdaq: LUCD) (“Lucid”) and Veris Health Inc. (“Veris”), and presented financial results for the three and nine months ended September 30, 2022.

Conference Call and Webcast

A conference call and webcast for today’s business update and third quarter 2022 financial results will take place at 4:30 PM EDT. To access the conference call, listeners should dial 877-407-3982 toll-free in the U.S., and international listeners should dial 201-493-6780, and ask to join the “PAVmed Inc. Business Update Conference Call”. The webcast presentation and conference call will be available live and for replay at the investor relations section of the Company’s website at https://ir.pavmed.com/. Following the conclusion of the conference call, a replay will be available for one week and can be accessed by dialing 844-512-2921 toll-free in the U.S. or 412-317-6671 from outside the U.S., followed by the PIN number: 13732745.

Business Update Highlights

“During this past quarter and recent weeks, the PAVmed team continued its relentless focus on executing our long-term strategy and vision to build a high growth diversified medical technology company in devices, diagnostics and digital health,” said Lishan Aklog, M.D., PAVmed’s Chairman and Chief Executive Officer. “The Lucid team is delivering steady test volume growth and has begun to receive commercial payments for its services. The Veris team has wrapped up software development work and built the necessary infrastructure for Veris’ first commercial launch by the end of this year. And, finally, the technology team is steadily advancing our portfolio of pre-commercial products toward important development and regulatory milestones. The teams are delivering these results on schedule and under budget, as we seek to create value while keeping a close eye on cash preservation to protect the long-term position of the company.”

Highlights from the third quarter and recent weeks include:

●	LucidDx Labs Inc. performed 1,088 commercial EsoGuard® Esophageal DNA Tests in the third quarter of 2022, which represents a 28% increase sequentially from the second quarter of 2022 and a 436% annual increase from the third quarter of 2021. During the quarter it began submitting held claims for tests performed since its February launch and began receiving some payments for claims during the quarter.

●	Lucid expanded its sales team to 37 professionals, with a near-term target of 58 sales professionals early in the new year. It expanded its network of Lucid Test Centers to 13 centers in 11 states, with a near-term target of 16 centers by the end of the year.

●	Lucid commenced production of its EsoCheck® Esophageal Cell Collection Devices (“EsoCheck”) at a high-volume manufacturer, which will decrease per-unit manufacturing costs by 60% and provide scalable manufacturing capacity.

●	Veris completed software development work and is on target to commercially launch the Veris Cancer Care Platform with Bluetooth connected health devices by the end of this year. Sales infrastructure, including full software demos, along with customer integration infrastructure are in place.

●	Portfolio of pre-commercial products — Veris Mercury implantable smart port, CarpX® Ultrasound and EsoCure® Esophageal Ablation Device — all progressing well through product development towards design freeze, testing and regulatory submission.

●	PAVmed continues research development work on NextFlo® Intravenous Infusion set and PortIO® Implantable Intraosseous Vascular Access Device.

Financial Results

●	For the three months ended September 30, 2022, EsoGuard related revenues were $0.1 million. Operating expenses were approximately $23.4 million, which include stock-based compensation expenses of $4.8 million. GAAP net loss attributable to common stockholders was approximately $26.2 million, or $(0.29) per common share.

●	As shown below and for the purpose of illustrating the effect of stock-based compensation and other non-cash income and expenses on the Company’s financial results, the Company’s preliminary non-GAAP adjusted loss for the three months ended September 30, 2022, was approximately $13.8 million or $(0.15) per common share.

●	PAVmed had cash and cash equivalents of $56.8 million as of September 30, 2022, compared to $77.3 million as of December 31, 2021.

●	Under an existing Securities Purchase Agreement, the Company issued an additional Senior Secured Convertible Note dated September 8, 2022, with such note having a $11.25 million face value principal. The September 2022 Senior Convertible Note proceeds were $10.2 million.

●	The unaudited financial results for the three months ended September 30, 2022 were filed with the SEC on Form 10-Q on November 14, 2022, and are available at www.pavmed.com or www.sec.gov.

PAVmed Non-GAAP Measures

To supplement our unaudited financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), management provides certain non-GAAP financial measures of the Company’s financial results. These non-GAAP financial measures include net loss before interest, taxes, depreciation, and amortization (EBITDA) and non-GAAP adjusted loss, which further adjusts EBITDA for stock-based compensation expense, loss on the issuance or modification of convertible securities, the periodic change in fair value of convertible securities, and loss on debt extinguishment. The foregoing non-GAAP financial measures of EBITDA and non-GAAP adjusted loss are not recognized terms under U.S. GAAP.

Non-GAAP financial measures are presented with the intent of providing greater transparency to the information used by us in our financial performance analysis and operational decision-making. We believe these non-GAAP financial measures provide meaningful information to assist investors, shareholders, and other readers of our unaudited financial statements in making comparisons to our historical financial results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, a substitute for, considered superior to, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.

Non-GAAP financial measures are provided to enhance readers’ overall understanding of our current financial results and to provide further information for comparative purposes. Management believes the non-GAAP financial measures provide useful information to management and investors by isolating certain expenses, gains, and losses that may not be indicative of our core operating results and business outlook. Specifically, the non-GAAP financial measures include non-GAAP adjusted loss, and its presentation is intended to help the reader understand the effect of the loss on the issuance or modification of convertible securities, the periodic change in fair value of convertible securities, the loss on debt extinguishment and the corresponding accounting for non-cash charges on financial performance. In addition, management believes non-GAAP financial measures enhance the comparability of results against prior periods.

A reconciliation to the most directly comparable GAAP measure of all non-GAAP financial measures included in this press release for the three months and nine months ended September 30, 2022, and 2021 is as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021

Revenue	$76	$200	$265	$200
Operating expenses	23,389	13,868	66,688	34,914
Other (Income) Expense	6,619	-	12,243	1,733
Net Loss	29,932	13,668	78,666	36,447
Net income (loss) per common share, basic and diluted	$(0.29)	$(0.15)	$(0.78)	$(0.42)
Net loss attributable to common stockholders	(26,197)	(12,294)	(68,732)	(33,345)
Preferred Stock dividends and deemed dividends	71	67	209	216
Net income (loss) as reported	(26,126)	(12,227)	(68,523)	(33,129)
Adjustments:
Depreciation and amortization expense[1]	700	32	1,731	60
Interest expense, net	525	-	1,049	53
EBITDA	(24,901)	(12,195)	(65,743)	(33,016)

Other non-cash or financing related expenses:
Stock-based compensation expense[2]	4,764	3,990	14,583	10,629
Debt extinguishment[2]	5,123	-	5,123	3,715
Acquisition related[2]	188	-	427	133
Change in FV convertible debt	(261)	-	1,739	(1,682)
Offering costs convertible debt	1,232	-	4,332	-
Other non-cash charges	25	-	82	(300)
Non-GAAP adjusted (loss)	(13,830)	(8,205)	(39,457)	(20,521)
Basic and Diluted shares outstanding	89,759	83,307	87,724	79,874
Non-GAAP adjusted (loss) income per share	$(0.15)	$(0.10)	$(0.45)	$(0.26)

Non-GAAP Operating Expenses	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
Cost of revenue	1,626	144	1,996	144
[2]Stock-based compensation expense (SBC)	(9)	-	(9)	-
Net cost of revenue	1,617	144	1,987	144

Amortization of acquired intangible assets	505	17	1,278	23

Sales and marketing expense	4,736	2,293	13,559	5,555
[2]Stock -based compensation expense	(643)	(327)	(1,859)	(814)
Net sales and marketing expense	4,093	1,966	11,700	4,741

General and administrative expense total	10,320	6,109	30,982	16,314
[1]Depreciation and amortization expense	(195)	(15)	(453)	(37)
[2]Stock-based compensation expense	(3,854)	(3,353)	(12,016)	(9,088)
Net general and administrative expense	6,271	2,741	18,513	7,189

Research and development expense total	6,202	5,305	18,873	12,878
[2]Stock-based compensation expense	(258)	(310)	(699)	(727)
Net research and development expense	5,944	4,995	18,174	12,151

Total operating expenses	23,389	13,868	66,688	34,914
[1]Depreciation and amortization	(700)	(32)	(1,731)	(60)
[2]Stock-based compensation expense	(4,764)	(3,990)	(14,583)	(10,629)
Net Non-GAAP operating expenses	17,925	9,846	50,374	24,225

Lucid Diagnostics (Nasdaq: LUCD) Financial Results

●	For the three months ended September 30, 2022, EsoGuard related revenues were $0.1 million. Operating expenses were approximately $14.4 million, including stock-based compensation expenses of $3.6 million. GAAP net loss attributable to common stockholders was approximately $14.3 million, or $(0.39) per common share.

●	As shown below and for the purpose of illustrating the effect of stock-based compensation and other non-cash income and expenses on the Company’s financial results, the Company’s preliminary non-GAAP adjusted loss for the three months ended September 30, 2022, was approximately $10.2 million or $(0.28) per common share.

●	Lucid had cash and cash equivalents of $26.9 million as of September 30, 2022, compared to $53.7 million as of December 31, 2021.

●	In March 2022, Lucid entered into a committed equity facility with an affiliate of Cantor Fitzgerald (“Cantor”). Under the terms of the facility, Cantor has committed to purchase up to $50 million of Lucid common stock from time to time upon the request of Lucid. Through September 30, 2022, 680,263 Lucid shares were issued under this facility for total proceeds of $1.8 million.

●	The unaudited financial results for the three months ended September 30, 2022, were filed with the SEC on Form 10-Q on November 14, 2022, and are available at www.luciddx.com or www.sec.gov.

Lucid Non-GAAP Measures

●	To supplement our unaudited financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), management provides certain non-GAAP financial measures of the Company’s financial results. These non-GAAP financial measures include net loss before interest, taxes, depreciation, and amortization (EBITDA), and non-GAAP adjusted loss, which further adjusts EBITDA for stock-based compensation expense and other non-cash income and expenses, if any. The foregoing non-GAAP financial measures of EBITDA and non-GAAP adjusted loss are not recognized terms under U.S. GAAP.

●	Non-GAAP financial measures are presented with the intent of providing greater transparency to the information used by us in our financial performance analysis and operational decision-making. We believe these non-GAAP financial measures provide meaningful information to assist investors, shareholders, and other readers of our unaudited financial statements in making comparisons to our historical financial results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, a substitute for, considered superior to, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.

●	Non-GAAP financial measures are provided to enhance readers’ overall understanding of our current financial results and to provide further information for comparative purposes. Management believes the non-GAAP financial measures provide useful information to management and investors by isolating certain expenses, gains, and losses that may not be indicative of our core operating results and business outlook. Specifically, the non-GAAP financial measures include non-GAAP adjusted loss, and its presentation is intended to help the reader understand the effect of the loss on the issuance or modification of convertible securities, the periodic change in fair value of convertible securities, the loss on debt extinguishment, and the corresponding accounting for non-cash charges on financial performance. In addition, management believes non-GAAP financial measures enhance the comparability of results against prior periods.

●	A reconciliation to the most directly comparable GAAP measure of all non-GAAP financial measures included in this press release for the three months and nine months ended September 30, 2022, and 2021 is as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021

Revenue	$76	$200	$265	$200
Operating expenses	14,425	6,710	41,508	16,378
Other (Income) expense	-	447	-	594
Net loss	(14,349)	(6,957)	(41,243)	(16,772)
Net income (loss) per common share, basic and diluted	$(0.39)	$(0.49)	$(1.15)	$(1.19)
Adjustments:
Depreciation and amortization expense[1]	593	-	1,321	3
Interest expense, net	-	447	-	147
EBITDA	(13,756)	(6,510)	(39,922)	(16,622)

Other non-cash or financing related expenses:
Stock-based compensation expense[2]	3,572	2,772	11,251	6,156
Non-GAAP adjusted (loss)	$(10,184)	$(3,738)	$(28,671)	$(10,466)
Basic and Diluted shares outstanding	36,406	14,115	35,768	14,115
Non-GAAP adjusted (loss) income per share	$(0.28)	$(0.26)	$(0.80)	$(0.74)

Non-GAAP Operating Expenses	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
Cost of revenue	1,626	144	1,996	144
[2]Stock-based compensation expense (SBC)	(9)	-	(9)	-
Net cost of revenue	$1,617	$144	$1,987	$144

[1]Amortization of acquired intangible assets	505	-	1,144	-

Sales and marketing expense total	3,930	918	11,121	2,627
[2]Stock-based compensation expense	(414)	-	(1,230)	-
Net sales and marketing expense	$3,516	$918	$9,891	$2,627

General and administrative expense total	5,660	3,458	18,223	7,793
[1]Depreciation and amortization expense	(88)	-	(177)	(3)
[2]Stock-based compensation expense	(3,069)	(2,695)	(9,728)	(5,988)
Net general and administrative expense	$2,503	$763	$8,318	$1,802

Research and development expense total	2,704	2,190	9,024	5,814
[2]Stock-based compensation expense	(80)	(77)	(284)	(168)
Net research and development expense	$2,624	$2,113	$8,740	$5,646

Total operating expenses	14,425	6,710	41,508	16,378
[1]Depreciation and amortization	(593)	-	(1,321)	(3)
[2]Stock-based compensation expense	(3,572)	(2,772)	(11,251)	(6,156)
Net Non-GAAP operating expenses	$10,260	$3,938	$28,936	$10,219

About PAVmed

PAVmed Inc. is a diversified commercial-stage medical technology company operating in the medical device, diagnostics, and digital health sectors. Its major subsidiary, Lucid Diagnostics Inc. (Nasdaq: LUCD), is a commercial-stage cancer prevention medical diagnostics company which markets the EsoGuard® Esophageal DNA Test and EsoCheck® Esophageal Cell Collection Device—the first and only commercial tools for widespread early detection of esophageal precancer to prevent esophageal cancer deaths. Lucid operates its own CLIA-certified, CAP-approved molecular diagnostic laboratory, LucidDx Labs and a network of Lucid Test Centers. Another major subsidiary, Veris Health Inc., is a digital health company focused on enhanced personalized cancer care through remote patient monitoring using implantable biologic sensors with wireless communication along with a custom suite of connected external devices. The product pipeline also includes the CarpX® Minimally Invasive Device for Carpal Tunnel Syndrome, EsoCure™ Esophageal Ablation Device with Caldus™ Technology, which complements EsoGuard and EsoCheck, NextFlo™ Intravenous Infusion Set, PortIO™ Implantable Intraosseous Vascular Access Device, and other earlier stage technologies. For more information on PAVmed, please visit PAVmed.com and follow PAVmed on Twitter, LinkedIn, and YouTube. For more information on Lucid, please visit LucidDx.com and follow Lucid on Twitter, and LinkedIn. For detailed information on EsoGuard, please visit EsoGuard.com and follow EsoGuard on Twitter, Facebook and Instagram.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are any statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of PAVmed’s and Lucid’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Risks and uncertainties that may cause such differences include, among other things, volatility in the price of PAVmed’s and Lucid’s common stock; PAVmed’s Series Z warrants; general economic and market conditions; the uncertainties inherent in research and development, including the cost and time required to advance PAVmed’s and Lucid’s products to regulatory submission; whether regulatory authorities will be satisfied with the design of and results from PAVmed’s and Lucid’s clinical and preclinical studies; whether and when PAVmed’s and Lucid’s products are cleared by regulatory authorities; market acceptance of PAVmed’s and Lucid’s products once cleared and commercialized; PAVmed’s and Lucid’s ability to raise additional funding as needed; and other competitive developments. In addition, new risks and uncertainties may arise from time to time and are difficult to predict. For a further list and description of these and other important risks and uncertainties that may affect PAVmed’s and Lucid’s future operations, see Part I, Item 1A, “Risk Factors,” in PAVmed’s and Lucid’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as the same may be updated in Part II, Item 1A, “Risk Factors” in any Quarterly Report on Form 10-Q filed by PAVmed or Lucid after its most recent Annual Report and Lucid’s Registration Statement No. 333-259721 filed with the Securities and Exchange Commission. PAVmed and Lucid disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

Contacts

Investors and Media

Adrian K. Miller

PAVmed Inc.

AKM@PAVmed.com